WORLD ACCEPTANCE CORPORATION
STOCK OPTION AGREEMENT
World Acceptance Corporation, a South Carolina corporation (the "Company"), pursuant to its 2011 Stock Option Plan, as amended from time to time (the "Plan"), hereby grants to the optionee named below ("Optionee"), the number of shares of Stock of the Company (the "Option Shares") set forth below. The terms and conditions of the Option Shares are set forth below.

OPTIONEE:
ADDRESS:
TOTAL OPTION SHARES:
EXERCISE PRICE PER SHARE:
GRANT DATE:	December 12, 2013
VESTING COMMENCEMENT DATE:	December 12, 2013
EXPIRATION DATE:	Ten (10) years after Grant Date
TYPE OF OPTION:	Nonstatutory Stock Option

THIS AGREEMENT, effective as of the Grant Date above, represents the grant of Option Shares by the Company to the Participant named above, pursuant to the provisions of the Plan and this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

1.
Grant of Option. The Company hereby grants to Optionee the right (hereinafter referred to as the "Option" or "Options") to purchase up to the total number of Option Shares set forth above at the Exercise Price per Share set forth above (the "Exercise Price"), subject to the terms and conditions set forth herein and in the Plan.

2.
Term of Option. The term of the Option shall commence on the Grant Date set forth above and shall expire ten (10) years from the Grant Date (the "Option Expiration Date"). This Option may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

3.	Right to Exercise. Subject to the terms and conditions set forth in this Agreement, the Option shall become exercisable only as follows:

a.	The Option shall become exercisable as to twenty-five percent (25%) of the Option Shares (Number of shares of Stock) on each of the first four anniversaries of the Grant Date if

Optionee remains in the continuous employ of the Company or any Subsidiary as of each such date. Notwithstanding the foregoing, the Option shall become exercisable with respect to all of the Option Shares upon the occurrence of a Change in Control, if Optionee remains in the continuous employ of the Company or any Subsidiary until the date of the consummation of such Change in Control. The Board shall have full and final authority, in its discretion, to determine whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

b.	For purposes of this Agreement, "Change in Control" shall mean the occurrence of any of the following events:

i.
The consummation of (1) a merger, consolidation, statutory share exchange or similar form of transactions involving the (x) Company or (y) any Subsidiary, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable or, or (2) the sale or other disposition of all or substantially all of the assets of the Company (each of the foregoing events in clauses (1) and (2) being hereinafter referred to as a "Reorganization"), in each case, unless immediately following such Reorganization:

a)
all or substantially all of the individuals and entities who were the Beneficial Owners (as defined below) of the securities eligible to vote for the election of the Board (such securities, the "Company Voting Securities") outstanding immediately prior to the consummation of such Reorganization continue to Beneficially Own more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization (including a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to the consummation of the Reorganization, of the outstanding Company Voting Securities (excluding, for purposes of determining such proportions, any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of any corporation or entity involved in or forming part of such Reorganization other than the Company),

b)
no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or entity controlled by the Continuing Entity) Beneficially Owns thirty-five percent (35%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity, and

c)
at least a majority of the members of the board of directors of the Continuing Entity were Incumbent Directors (as defined below) at the time of execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;

ii.
The Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (i) above that does not otherwise constitute a Change in Control;

iii.
Any Person, corporation or other entity or group shall have become the Beneficial Owner of, or shall have obtained voting control over, thirty-five percent (35%) or more of either the outstanding Stock or the combined voting power of the then outstanding Company Voting Securities; provided, however, that for purposes of this paragraph (iii), the following acquisitions of Stock or Company Voting Securities shall not constitute a Change in Control: (1) any acquisition by the Company or any Subsidiary; (2) any acquisition by an underwriter temporarily holding such securities pursuant to an offering of such securities; (3) any acquisition by any employee benefit plan (or related trust) sponsored by or maintained by the Company or any Subsidiary; and (4) any acquisition upon consummation of a transaction described in paragraph (i) above that does not otherwise constitute a Change in Control under the terms of such paragraph (i); or

iv.
During any period of twenty-four (24) consecutive months, individuals who were members of the Board at the beginning of such period (the "Incumbent Directors") cease at any time during such period for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose appointment or election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of an entity or Person other than the Board.

For purposes of this definition, the term "Person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, and the terms "Beneficial Owner," "Beneficially Own" and similar variations of such terms shall have the meaning given in Rule 13d-3 under the Exchange Act.).

c.
In the event of the Optionee’s death during the Option term and while employed by the Company or any of its Subsidiaries, (i) this Option shall become exercisable by the Optionee’s beneficiary (or if no beneficiary was designated or if no designated beneficiary survives the Optionee, then the Optionee’s estate) in accordance with the terms provided in Section 3.a. as if the Optionee remained in the employ of the Company and (ii) the Optionee’s beneficiary (or if no beneficiary was designated or if no designated beneficiary survives the Optionee, then the Optionee’s estate) shall have the right to exercise the exercisable portion of the Option at any time prior to the Option Expiration Date.

d.
This Option shall terminate immediately upon the Participant's termination of employment with the Company or any of its Subsidiaries for any reason other than the Optionee’s death to the extent that it is then unvested, and shall be exercisable after the Participant's termination of employment to the extent it is then exercisable only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

i.
Disability. In the event the Optionee’s employment terminates on account of the Optionee becoming permanently or totally disabled (within the meaning of Code Section 22(e)(3)), the Optionee or his or her personal representative may exercise the then unexercised and exercisable portion of the Option within one year following the date on which the Optionee’s employment terminated, but in no event later than the Option Expiration Date.

ii.
Retirement. If the Optionee’s employment terminates on account of the Optionee’s retirement, the Optionee may exercise the then unexercised and exercisable portion of the Option within one year following the date on which the Optionee’s employment terminated, but in no event later than the Option Expiration Date. Notwithstanding the foregoing, if the Optionee’s employment terminates on account of the Optionee’s retirement after the Optionee has reached his or her 55th birthday and has attained at least 10 years of service with the Company or any Subsidiary, the Optionee may exercise the then unexercised and exercisable portion of the Option at any time prior to the Option Expiration Date.

iii.	Termination for Cause. Upon a termination of employment for “Cause” (as defined below), the Option shall terminate immediately upon such termination and no longer be exercisable.

iv.
Other Termination of Service. If the Optionee’s employment terminates for any reason, except death, disability, Cause, or retirement, the Optionee may exercise the then unexercised and exercisable portion of the Option within three (3) months following the date on which the Optionee’s employment terminated, but in no event later than the Option Expiration Date.

For purposes of this Agreement, termination for Cause shall mean termination of employment by reason of gross misconduct as determined by the Board or Committee, which will include but not be limited to the following: (i) obvious intoxication on the job or possession of any alcoholic substance on the premises of the Company or any Subsidiary, (ii) misuse of Company or Subsidiary assets (which shall include but not be limited to cash, equipment, and/or other assets), or (iii) any misconduct specified in any employment agreement to which the Optionee is a party that would justify the termination of the Optionee’s employment with the Company or any Subsidiary "for cause."

e.	An Optionee shall not be entitled to exercise an Option for a fractional number of Option Shares.

f.	To the extent that Optionee does not exercise this Option within the time specified herein, this Option shall terminate.
4.    Method of Exercise.

a.
Subject to this Section and the Plan, the Optionee may exercise any or all of the then exercisable Options by (i) giving written notice of exercise to the Human Resources Department or the Chief Financial Officer of the Company or to such transfer agent as the

Corporation shall designate or such other manner and pursuant to procedures the Committee may determine and (ii) paying the Company in full the aggregate Exercise Price as to all Option Shares being acquired, together with any applicable tax withholding. Payment of the aggregate Exercise Price shall be made in accordance with the provisions of Section 5.

b.
The Option shall be deemed to be exercised upon receipt by the Company of notification of the sale of stock acquired as the result of exercise of the Option from a third-party broker or selling agent (the “Broker Notice”) accompanied by the aggregate Exercise Price, together with any applicable tax withholding. As soon as practicable upon the Company’s receipt of a Broker Notice and payment, the Company shall direct the due issuance of the Option Shares so purchased.

c.
As a further condition precedent to the exercise of this Option in whole or in part, Optionee shall comply with all applicable laws, regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the shares of Stock ("Applicable Laws") and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5.
Method of Payment. The aggregate Exercise Price shall be paid at the time of exercise at the Optionee’s election: (i) in cash or by certified check; (ii) other shares of Stock, provided such shares have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Option Shares as to which said Option will be exercised; (iii) through a "cashless exercise" procedure established by the Committee; or (iv) any combination of the foregoing methods of payment, as determined by the Committee.

6.
Restrictions on Exercise. This Option may not be exercised if the issuance of Option Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. The Company will be relieved of any liability with respect to any delayed issuance of Option Shares or its failure to issue Option Shares if such delay or failure is necessary to comply with Applicable Laws.

7.
Rights as Shareholder. Until the issuance of the Option Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder exists with respect to the Option Shares, notwithstanding the exercise of the Option. The Option Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

8.
Tax Withholding. The Company's obligation to deliver Option Shares under this Agreement shall be subject to the remittance to the Company by the Optionee the minimum statutory withholding for federal, state, and local taxes, domestic or foreign, including payroll taxes. The amount of any such withholding shall be determined by the Company. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Option Shares if withholding amounts are not delivered at the time of exercise. The Optionee may satisfy any such tax withholding obligation by any or a combination of the following means: (i) cash payment; (ii) authorizing the Company to withhold from the Option Shares otherwise issuable to the Optionee upon exercise of the Option the number of Option Shares having a Fair Market Value less than or equal to the amount of the withholding tax obligation; or (iii) delivering to the Company unencumbered shares of Stock owned by the Optionee having a Fair Market Value less than or equal to the amount of the withholding tax obligation; provided, however, that with respect to clauses (ii) and (iii) above, the Committee in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

9.
Nontransferability. The Optionee shall not have the right to sell, transfer, pledge, assign or otherwise alienate or hypothecate this Option or any interest therein in any manner whatsoever, other than by will or by the laws of descent and distribution. This Option may be exercised, during the lifetime of Optionee, only by Optionee, or in the event of Optionee’s legal incapacity, by Optionee’s guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision. The terms of the Plan and this Agreement are binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.	Adjustment Upon Change in Capitalization; Dissolution or Liquidation.

a.
In the event of a change in the number of shares of Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee’s rights under this Agreement, the Committee shall adjust, in an equitable manner and as provided in the Plan, the number, kind, and the Exercise Price of Option Shares subject to the unexercised portion of the Option granted under this Agreement, as appropriate, to reflect the effect of such event or change in the Company's capital structure in such a way as to preserve the value of the Option. In the event of any such transaction or event or upon a Change in Control, the Board may, but shall not be obligated to, provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option; provided, however, that if the Exercise Price is greater than the Fair Market Value per Share as of the date of the consummation of a Change of Control, the Option shall immediately terminate upon such Change of Control unless otherwise provided by the Board.

b.
The grant of the Option under this Agreement shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, or any merger or consolidation of the Company, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business.

c.	Except upon a Change in Control, upon the effective date of the dissolution or liquidation of the Company, the Option granted under this Agreement shall terminate.

11.
Employment. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries, or interfere in any way with the right to terminate the Optionee’s employment at any time.

12.
Company Policies. The Optionee agrees that the Option Shares will be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company’s Board or a duly authorized committee thereof, from time to time.

13.
Notices. Any written notice required or permitted under this Agreement shall be deemed given when delivered personally, as appropriate either to the Optionee or to the Human Resources Department or Chief Financial Officer of the Company, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed as appropriate either to the Optionee at the then current address as maintained by the Company or such other address as the Optionee may advise the Company in writing, or to the Attention: Human Resources Department or Chief Financial Officer, World Acceptance Corporation, at its headquarters office or such other address as the Company may designate in writing to the Optionee.

14.
Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15.
Plan Provisions. This Agreement and the rights of the Optionee hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. Any inconsistency between the Agreement and the Plan shall be resolved in favor of the Plan.

16.
Acknowledgement of Authority. As a condition of receiving this Option, the Optionee agrees that the Committee, and to the extent authority is afforded to the Board, the Board, shall have full and final authority to construe and interpret the Plan and this Agreement, and to make all other decisions and determinations as may be required under the terms of the Plan or this Agreement as they may deem necessary or advisable for the administration of the Plan or this Agreement, and that all such interpretations, decisions and determinations shall be final and binding on the Optionee, the Company and all other interested persons.

17.
Optionee Undertaking. The Optionee agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

18.
Code Section 162(m). It is intended that payments pursuant to this Agreement to an Optionee who is a "covered employee" within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). To the maximum extent possible, this Agreement and the Plan shall be so interpreted and construed.

19.
Code Section 409A. The Plan and this award are intended to comply with the requirements of Code Section 409A, to the extent applicable. This award shall be construed and administered such that the award either (i) qualifies for an exemption from the requirements of Code Section 409A or (ii) satisfies the requirements of Code Section 409A. Notwithstanding anything in the Plan or the Agreement to the contrary, the Optionee shall be solely responsible for the tax consequences of this award, and in no event shall the Company have any responsibility or liability if this award does not meet any applicable requirements of Code Section 409A. Although the Company intends to administer the Plan to prevent taxation under Code Section 409A, the Company does not represent or warrant that the Plan or any award granted thereunder complies with any provision of federal, state, local or other tax law.

20.
Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed according to the laws of the State of South Carolina without regard to conflict of law principles.

21.
Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

22.	Counterparts. This Option Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together constitute one and the same instrument.

23.
Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the World Acceptance Corporation has executed this Agreement in duplicate on the 12th day of December, 2013.

WORLD ACCEPTANCE CORPORATION

BY:	_____________________________________________
PRINT NAME:	_____________________________________________
Its:	_____________________________________________

I, acknowledge receipt of a copy of the Plan (either as an attachment hereto or that has been previously received by me) and that I have carefully read this Agreement and the Plan. I agree to be bound by all of the provisions set forth in this Agreement and the Plan.

BY:	_____________________________________________
NAME:	_____________________________________________